SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report:

December 18, 2007

KLONDIKE STAR MINERAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30965	91-1980708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Box 20116, 1031 – Ten Mile Road, Whitehorse, Yukon Y1A 7A2 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 579-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 8 – Other Events

Item 8.01

Other Events

Results of Annual Meeting of the Stockholders

The annual meeting of shareholders was held on December 4, 2007, at 9:30 a.m. local time, at the Sheraton Bellevue Hotel, 100 112th Avenue NE, Bellevue, WA 98004. The shareholders voted on the following proposals:

1.

Approved the election of a new member to the Board of Directors, Mr. Ayman Shahin, for a term of two years.  The shareholders votes caser were For 24,556,144, Against/Withheld 169,059 and Abstained 23,669, in favor of electing Mr. Shahin as the newest member of the Board of Directors;

2.

Approved PMB Helin Donovan as the Company’s independent auditors for the coming year.   The Shareholders votes cast were: For 24,593,453, Against/Withheld 129,266, and 26,157 Abstained, in favor of PMB Helin Donovan to be appointed as Company’s auditors until the next Annual Meeting;

3.

No other business was put before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLONDIKE STAR MINERAL CORPORATION

December 18, 2007

_______________________________

Date

Hans Boge, P.Eng., President